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                                                                    Exhibit 23.1

                         Consent of Independent Auditors


     We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated March 1, 2002 in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-85488) and related Prospectus of John Hancock Life Insurance Company for the registration of $3,000,000,000 of its SignatureNotes.


                                       /s/ Ernst & Young LLP

Boston, Massachusetts
June 11, 2002